UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 19, 2016

(Date of earliest event reported)

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Federal Way, Washington 98063-9777

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) of Weyerhaeuser Company (“Weyerhaeuser” or the “Registrant”) amends the Registrant’s original Current Report on Form 8-K filed February 19, 2016 (Film No. 161442437). This Amendment files (1) the historical audited consolidated financial statements of Plum Creek Timber Company, Inc. (“Plum Creek”), (2) the historical audited consolidated financial statements of Plum Creek Timberlands, L.P. and (3) the unaudited pro forma condensed combined financial information, in each case including the notes related thereto, in connection with the merger of Plum Creek with and into Weyerhaeuser on February 19, 2016, with Weyerhaeuser continuing as the surviving entity in the merger.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Plum Creek’s audited consolidated balance sheets at December 31, 2015 and 2014, and Plum Creek’s audited consolidated statements of income, cash flows and comprehensive income for the years ended December 31, 2015, 2014 and 2013 and the notes related thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

Plum Creek Timberlands, L.P.’s audited consolidated balance sheets at December 31, 2015 and 2014, and Plum Creek Timberlands, L.P.’s audited consolidated statements of income, cash flows and comprehensive income for the years ended December 31, 2015, 2014 and 2013 and the notes related thereto are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The Weyerhaeuser and Plum Creek unaudited pro forma condensed combined balance sheet as of December 31, 2015 and the Weyerhaeuser and Plum Creek unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015 and the notes related thereto are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d)	Exhibits

The following items are filed as exhibits to this report:

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for Plum Creek

99.1	Plum Creek’s audited consolidated balance sheets at December 31, 2015 and 2014, and Plum Creek’s audited consolidated statements of income, cash flows and comprehensive income for the years ended December 31, 2015, 2014 and 2013 and the notes related thereto (incorporated by reference to Part II, Item 8 of Plum Creek’s Annual Report on Form 10-K, filed February 18, 2016)

99.2	Plum Creek Timberlands, L.P.’s audited consolidated balance sheets at December 31, 2015 and 2014, and Plum Creek Timberlands, L.P.’s audited consolidated statements of income, cash flows and comprehensive income for the years ended December 31, 2015, 2014 and 2013 and the notes related thereto (incorporated by reference to Part II, Item 8 of Plum Creek’s Annual Report on Form 10-K, filed February 18, 2016)

99.3	Weyerhaeuser and Plum Creek unaudited pro forma condensed combined balance sheet as of December 31, 2015 and the Weyerhaeuser and Plum Creek unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015 and the notes related thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Jeanne M. Hillman
Name:	Jeanne M. Hillman
Title:	Vice President and Chief Accounting Officer

Date: March 11, 2016

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for Plum Creek

99.1	Plum Creek’s audited consolidated balance sheets at December 31, 2015 and 2014, and Plum Creek’s audited consolidated statements of income, cash flows and comprehensive income for the years ended December 31, 2015, 2014 and 2013 and the notes related thereto (incorporated by reference to Part II, Item 8 of Plum Creek’s Annual Report on Form 10-K, filed February 18, 2016)

99.2	Plum Creek Timberlands, L.P.’s audited consolidated balance sheets at December 31, 2015 and 2014, and Plum Creek Timberlands, L.P.’s audited consolidated statements of income, cash flows and comprehensive income for the years ended December 31, 2015, 2014 and 2013 and the notes related thereto (incorporated by reference to Part II, Item 8 of Plum Creek’s Annual Report on Form 10-K, filed February 18, 2016)

99.3	Weyerhaeuser and Plum Creek unaudited pro forma condensed combined balance sheet as of December 31, 2015 and the Weyerhaeuser and Plum Creek unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015 and the notes related thereto